UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

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[  ]  Soliciting material pursuant to Section 240.14a-11(c) of Section 240.14a-12.

                                       AIRTRAN HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AIRTRAN HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of AirTran Holdings, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AirTran Holdings, Inc. (the "Company") will be held at the Marriott Marquis Hotel, 265 Peachtree Center Avenue, N.E., Atlanta, Georgia 30303, on Thursday, May 20, 2004 at 11:00 a.m. Eastern Daylight Savings Time, for the following purposes:

          (1) To elect three Class III Directors for a term of three years each;
          (2) To transact such other business as may properly come before the meeting.

     Holders of the Common Stock of record at the close of business on March 31, 2004, will be entitled to notice of and to vote at the meeting.

     Whether or not you expect to be present in person at the meeting, please sign and date the accompanying proxy and return it promptly in the enclosed postage paid reply envelope. This will assist us in preparing for the meeting.

By Order of the Board of Directors,
/s/ Richard P. Magurno

Richard P. Magurno,
Secretary

April 15, 2004
Orlando, Florida

AIRTRAN HOLDINGS, INC.
9955 AirTran Boulevard
Orlando, Florida 32827
(407) 251-5600

PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of our board of directors to be voted at the annual meeting of our stockholders to be held on May 20, 2004, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Our annual meeting of stockholders will be held at the Marriott Marquis Hotel, 265 Peachtree Center Avenue, N.E., Atlanta, Georgia 30303, on Thursday, May 20, 2004, at 11:00 a.m. Eastern Daylight Savings Time. This proxy statement and accompanying form of proxy were first sent or given to our stockholders on or about April 15, 2004. Our annual report for the year ended December 31, 2003, is being sent to each stockholder of record along with this proxy statement.

ABOUT THE MEETING

What is the purpose of the annual meeting?

     At our annual meeting, our stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors. In addition, our management will report on our performance during the 2003 year and respond to questions from stockholders.

Who is entitled to vote?

     Only stockholders of record at the close of business on the record date, March 31, 2004, are entitled to receive notice of the annual meeting and to vote the shares of our common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, may be limited. Admission to the meeting will be on a first-come, first-served basis. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, we had 84,361,201 shares of common stock outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the recommendations of our board of directors?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. Our board recommends a vote FOR election of the nominated slate of Class III Directors.

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our board of directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

     Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     Abstentions are included in the shares present at the meeting for purposes of determining whether a quorum is present. Broker non-votes (when shares are represented at the meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are also included in the determination of the number of shares represented at the meeting for purposes of determining whether a quorum is present.

     Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. Our management knows of no matter to be brought before the meeting other than those mentioned above. If, however, any other matters properly come before the meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

How will proxies be solicited?

     Proxies will be solicited by mail. Proxies may also be solicited by our officers and regular employees personally or by telephone or facsimile, but such persons will not be specifically compensated for such services. Banks, brokers, nominees and other custodians and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses in forwarding soliciting material to their principals, the beneficial owners of our common stock. We will pay the expense of preparing, assembling, printing, mailing and soliciting proxies.

Is there electronic access to the proxy materials and annual report?

     Yes. This Proxy Statement and our Annual Report are available on our web site, www.airtran.com.

STOCK OWNERSHIP

Security Ownership of Management and Certain Beneficial Owners

     The following table sets forth, as of March 31, 2004 (unless otherwise indicated in the footnotes), certain information with respect to our common stock owned beneficially by each director, by each nominee for election as a director, by each executive officer, by all executive officers and directors as a group and by each person known by us to be a beneficial owner of more than 5% of our outstanding common stock. Except as noted in the footnotes, each of the persons listed has sole investment and voting power with respect to the shares of common stock included in the table.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Shares Outstanding (2)
Strong Capital Management (3)	4,723,203	5.60%
Joseph B. Leonard (4)	2,500,000	2.88%
Robert L. Priddy (5)	670,000	*
Lewis H. Jordan (6)	422,620	*
Robert L. Fornaro (7)	677,000	*
Stephen J. Kolski (8)	133,333	*
Richard P. Magurno (9)	205,334	*
Stanley J. Gadek (10)	193,334	*
Don L. Chapman (11)	65,220	*
Alfred J. Smith, III (12)	133,332	*
William J. Usery, Jr. (13)	41,000	*
J. Veronica Biggins (14)	18,237	*
Jere A. Drummond (15)	14,500	*
John F. Fiedler (16)	12,200	*
All executive officers and directors as a group (13 persons)(4)(5)(6)(7)(8)(9)(10)(11)(12) (13)(14)(15)(16)	5,086,110	5.69%

* Less than 1%
(1)	Information with respect to beneficial ownership is based upon information furnished by each owner unless otherwise indicated.
(2)

The percent of our outstanding common stock owned is determined by assuming that in each case the person only, or group only, exercised his, her or its rights to purchase all shares of our common stock underlying stock options, convertible notes and warrants that are exercisable as of March 31, 2004, or that will become exercisable within 60 days after that date.

(3)

Ownership consists of shares of our common stock beneficially owned by Strong Capital Management, Inc. and Richard S. Strong in their capacity as an investment advisor, as disclosed on their joint filing on Schedule 13G dated February 17, 2004, as filed with the Securities and Exchange Commission. The address of Strong Capital Management, Inc. is 100 Heritage Reserve, Menomonee Falls, Wisconsin 53202.

(4)	Mr. Leonard's ownership includes options to purchase 2,500,000 shares of our common stock exercisable as of March 31, 2004, or that will become exercisable within 60 days after that date.
(5)	Mr. Priddy's ownership includes options to purchase 670,000 shares of our common stock which are exercisable as of March 31, 2004, or that will become exercisable within 60 days after that date.
(6)	Mr. Jordan's ownership includes options to purchase 420,000 shares of our common stock which are exercisable as of March 31, 2004, or that will become exercisable within 60 days after that date.
(7)	Mr. Fornaro's ownership includes options to purchase 605,000 shares of our common stock which are exercisable as of March 31, 2004, or that will become exercisable within 60 days after that date.
(8)	Mr. Kolski's ownership includes options to purchase 133,333 shares of our common stock which are exercisable as of March 31, 2004, or that will become exercisable within 60 days after that date.
(9)	Mr. Magurno's ownership includes options to purchase 203,334 shares of our common stock which are exercisable as of March 31, 2004, or that will become exercisable within 60 days after that date.
(10)	Mr. Gadek's ownership includes options to purchase 193,334 shares of our common stock which are exercisable as of March 31, 2004, or that will become exercisable within 60 days after that date.
(11)

Mr. Chapman's ownership includes options to purchase 40,000 shares of our common stock which are exercisable as of March 31, 2004, or that will become exercisable within 60 days after that date and 18,000 shares of our common stock which are owned by a corporation of which Mr. Chapman is an officer and sole stockholder.

(12)	Mr. Smith's ownership includes options to purchase 133,332 shares of our common stock which are exercisable as of March 31, 2004, or that will become exercisable within 60 days after that date.
(13)	Mr. Usery's ownership includes options to purchase 20,000 shares of our common stock which are exercisable as of March 31, 2004, or that will become exercisable within 60 days after that date.
(14)	Ms. Biggins' ownership includes options to purchase 15,000 shares of our common stock which are exercisable as of March 31, 2004, or that will become exercisable within 60 days after that date.
(15)

Mr. Drummond's ownership includes 4,500 shares which are owned by his wife and options to purchase 10,000 shares of our common stock which are exercisable as of March 31, 2004, or that will become exercisable within 60 days after that date.

(16)	Mr. Fiedler's ownership includes options to purchase 5,000 shares of our common stock which are exercisable as of March 31, 2004, or that will become exercisable within 60 days after that date.

Equity Compensation Plan Information

The following table provides information about the shares of common stock that may be issued upon the exercise of option and other awards under the Company's existing equity compensation plans as of December 31, 2003:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	8,228,699	$6.18	4,729,368
Equity compensation plans not approved by security holders	--	n/a	--
Total	8,228,699	$6.18	4,729,368

(1) Includes our 1993, 1994 and 1996 Stock Option Plans and our 2002 Long-Term Incentive Plan.

PROPOSAL 1: ELECTION OF DIRECTORS

     Our By-laws provide for a board of directors with staggered terms and for a board consisting of not less than three, nor more than ten, directors. The number of directors has been set at ten for the ensuing year. Each year, at least 25% of the members of our board of directors are to be elected for a term of three years and until their successors are elected and qualified.

Our board of directors is divided into three classes. The terms of our Class III Directors, currently J. Veronica Biggins, Robert L. Fornaro and Robert L. Priddy, expire at the annual meeting to be held on May 20, 2004. Each of our Class III Directors has been nominated for re-election to our board of directors for a three-year term expiring in 2007.

We have determined that Don L. Chapman, J. Veronica Biggins, Jere Drummond, William J. Usery and John F. Fiedler qualify as independent directors under the New York Stock Exchange rules.

It is the intention of the persons named in the accompanying proxy form to vote for the election of all nominees unless otherwise instructed. If for any reason any such nominee is not a candidate when the election occurs, which event is not anticipated, it is the intention of the persons named in the accompanying proxy form to vote for the remaining nominees named and to vote in accordance with their best judgment if any substitute nominees are named.

Identification of Directors and Executive Officers

     The following table contains the name, age and position with our company of each of our executive officers and directors, including nominees for director. Their respective backgrounds are described in the text following the table.

	Age	Position
Joseph B. Leonard	60	Chairman of the Board, Chief Executive Officer and Director (since 1999)
Robert L. Fornaro	51	President, Chief Operating Officer and Director (since 2001)
Stanley J. Gadek	52	Senior Vice President - Finance and Chief Financial Officer
Stephen J. Kolski	63	Senior Vice President - Operations of our Operating Subsidiary
Richard P. Magurno	60	Senior Vice President, General Counsel and Secretary
Alfred J. Smith, III	52	Senior Vice President - Customer Service of our Operating Subsidiary
J. Veronica Biggins	57	Director (since 2001)
Don L. Chapman	64	Director (since 1994)
Jere A. Drummond	64	Director (since 2002)
Lewis H. Jordan	59	Director (since 1993)
Robert L. Priddy	57	Director (since 1992)
William J. Usery, Jr.	80	Director (since 2000)
John F. Fiedler	65	Director (since 2003)

Executive Officers

     Joseph B. Leonard joined us in January 1999 as our chairman of the board, president and chief executive officer, but relinquished his title of president in January 2001. Mr. Leonard continues to serve as our chairman of the board and chief executive officer. From 1993 to 1998, Mr. Leonard served in various executive capacities for AlliedSignal, Inc. and its Aerospace division, last serving as the president and chief executive officer of marketing, sales and service of AlliedSignal Aerospace and senior vice president of AlliedSignal, Inc. during 1998. From 1991 to 1993, Mr. Leonard served as executive vice president of Northwest Airlines. Prior to that, Mr. Leonard served in various executive positions for Eastern Airlines from 1984 to 1990, as assistant vice president, aircraft maintenance for American Airlines from 1982 to 1984 and in various maintenance and quality control positions for Northwest Airlines from1969 to 1982. Mr. Leonard was elected to our board of directors pursuant to the terms of his employment agreement.

     Robert L. Fornaro joined us in March 1999 as our president of our operating subsidiary and has also served as our president of our company since January 2001. Mr. Fornaro was designated as our chief operating officer in March 2001and continues to serve in that capacity. Mr. Fornaro also served as our chief financial officer from June 1999 until August 2000. From February 1998 until March 1999, he served as a consultant in the airline industry. From 1992 to February 1998, Mr. Fornaro served as senior vice president-planning for US Airways. Prior to that, he served as senior vice president-marketing planning at Northwest Airlines from 1988 to 1992.

     Stanley J. Gadek joined us in July 2000 as our senior vice president-finance and chief financial officer. With more than 25 years in the airline industry, Mr. Gadek served as vice-president and controller of Atlas Air, which he joined in December 1997. Previously, Mr. Gadek served as vice president and controller for Atlantic Coast Airlines from 1994 to 1997. Prior to joining Atlantic Coast, Mr. Gadek served as assistant controller for Continental Airlines. Mr. Gadek began his career in 1977 with Ernst & Young LLP.

     Stephen J. Kolski has served as senior vice president-operations of our operating subsidiary since he joined us in March 1999. From 1995 until March 1999, he served as a consultant in the aerospace industry. From 1993 to 1995, he served as a director, president and chief operating officer of ATX, Inc. From 1990 to 1993, Mr. Kolski served as president and chief operating officer of Continental Express. From 1966 to 1990, Mr. Kolski held various management positions with responsibilities over flight operations, aircraft maintenance and collective bargaining negotiations for National Airlines (1966 to 1980), New York Air which he co-founded (1980 to 1987) and Eastern Airlines (1987 to 1990).

     Richard P. Magurno joined us in August 2000 as senior vice president, general counsel and secretary. From 1998 until August 2000, Mr. Magurno operated a private aviation consulting practice. From 1994 until 1998, Mr. Magurno served as senior vice president and general counsel for Trans World Airlines. From 1989 until 1994, he served as a partner in the law firm of Lord, Day & Lord, Barrett Smith in New York. Mr. Magurno spent almost 20 years with Eastern Airlines, beginning in 1970 as a staff attorney, from 1980 to 1984 as vice president-legal and from 1984 to 1988 as senior vice president, general counsel and secretary.

     Alfred J. Smith, III joined us in April 2002 as senior vice president-customer service of our operating subsidiary. Prior to joining us, Mr. Smith spent over nine years at Northwest Airlines as vice president of global operations for the cargo division as well as vice president of customer service for the Minneapolis/St. Paul hub. Prior to joining Northwest, Mr. Smith was director of customer service at Midway Airlines, responsible for airport operations, in-flight service and customer relations. Mr. Smith also previously held various management positions at Eastern Airlines.

Nominees for Election as Directors for a Three-Year Term Expiring in 2007

     J. Veronica Biggins is a Class III Director whose term expires at our annual meeting on May 20, 2004 and who has served on our board of directors since 2001. Ms. Biggins has served as senior partner of Heidrick & Struggles International, an executive search firm, since 1995. Ms. Biggins also serves as a director (since 1997) of Avnet Corporation, a distributor of semiconductors, components and computer products and as a director (since 1995) of NDC Health, a provider of electronic information products and services to the health care community.

     Robert L. Fornaro is a Class III Director whose term expires at our annual meeting on May 20, 2004. As an executive officer of our Company, Mr. Fornaro's background is described above.

     Robert L. Priddy is a Class III Director whose term expires at our annual meeting on May 20, 2004 and who has served on our board since 1992. Mr. Priddy is an investor and owner of RMC Capital, LLC, an investment company which he founded in February 1998. Mr. Priddy also serves as managing partner of Comvest 2, a private equity fund focusing on corporate restructurings. Mr. Priddy was employed as our chairman of the board and chief executive officer from its inception until November 1997. He has served as a director of our company since he participated in its founding in 1992. Mr. Priddy also serves as a director of Horizon Medical Products, Inc., a medical products and distribution company (since 2003), BServ, a banking services company (since 1995), and Microsulis, Ltd., a medical equipment company (since 2002).

Continuing Directors

     Don L. Chapman has served on our board of directors since 1994. Mr. Chapman has served as president and chief executive officer of Tug Manufacturing Corporation, an investment and printing press company, since he acquired that company in 1977. From March 2000until January 2001, Mr. Chapman also served as president and chief executive officer of Legacy Capital Investments. From December 1998 until March 2000, Mr. Chapman served as president of S&S Tug Manufacturing Company, a ground support equipment manufacturer which acquired that business from Tug Manufacturing Corporation. He served as chief executive officer of Opti World, Inc., an optical superstore chain, from 1983 (when he founded that company) until 1995. Mr. Chapman serves as a director of Rare Hospitality International, Inc. (since 1992). Mr. Chapman is a Class I Director whose term expires in 2006.

     Jere A. Drummond has served on our board of directors since 2002. Mr. Drummond was employed by BellSouth Corporation from 1962 until his retirement in December 2001. From January 2000 until December 2001, he served as vice chairman of BellSouth Corporation. From January 1998 until December 1999,he was president and chief executive officer of the BellSouth Communications Group. Prior to that, Mr. Drummond served as president and chief executive officer of BellSouth Telecommunications, Inc., BellSouth's local telephone service unit and largest subsidiary. Mr. Drummond also serves on the boards of directors of Borg-Warner Automotive (since 1996), Centillium Communications(since 2000) and NuBridges, LLC (since 2002). Mr. Drummond is a Class II Director whose term expires in 2005.

     John F. Fiedler has served on our board of directors since 2003. Mr. Fiedler is the retired chairman of the board of Borg Warner, an automotive component supplier. He also served as chief executive officer of Borg Warner from 1994 until February 2003. Mr. Fiedler served in various capacities with Goodyear Tire & Rubber Company from 1964 until 1994, last serving as its executive vice president and president of its North American Tire division. Mr. Fiedler also serves on the boards of directors of Yellow Roadway, Mohawk Industries and Snap-On Inc. Mr. Fiedler is a Class II Director whose term expires in 2005.

     Lewis H. Jordan has served on our board of directors since 1993. Mr. Jordan is the owner and principal officer of Wingspread Enterprises, an investment and consulting firm which he founded in August 1997. Mr. Jordan served as our president and chief operating officer from June 1993 until November 1997. Until November 1996, Mr. Jordan also served as president and chief operating officer of our operating subsidiary. He served as president and chief operating officer and as a director of Continental Airlines from 1991 to 1993 and served as executive vice president of that company from 1986 to 1991. Mr. Jordan serves as a director of Rare Hospitality International, Inc. (since 1998). Mr. Jordan is a Class I Director whose term expires in 2006.

     Joseph B. Leonard is a Class I Director whose term expires in 2006. As an executive officer of our Company, Mr. Leonard's background is described above.

     William J. Usery, Jr. has served on our board of directors since 2000. Mr. Usery has served as president of Bill Usery Associates, Inc., a labor-management consulting firm, since 1978. Previously Mr. Usery has served in many labor-management positions with the federal government, including as Secretary of Labor under President Ford from 1976 to 1977, as national director of the Federal Mediation and Conciliation Service (FMCS) from 1973 to1976 and as Assistant Secretary of Labor for Labor-Management Relations under President Nixon from 1969 to 1973. Mr. Usery is a Class II Director whose term expires in 2005.

Committees of the Board of Directors

     We have a standing audit committee, compensation committee and nominating and corporate governance committee. The charter for each committee, as in effect from time to time, may be found on our web site, www.airtran.com. All of our committees are comprised solely of independent directors, consistent with the independence standards defined by the Securities and Exchange Commission and the New York Stock Exchange.

     Each committee has the right to retain its own legal and other advisors.

Audit Committee

     Our audit committee currently consists of J. Veronica Biggins, Don L. Chapman and John F. Fiedler. For the period January 2003 through May 2003, the audit committee consisted of J. Veronica Biggins, Don L. Chapman and Robert L. Priddy. In July 2003, Mr. Priddy resigned as a member of the audit committee and Mr. Fiedler took his place. Our audit committee met ten times during the 2003 fiscal year. Pursuant to its charter, our audit committee will be comprised of at least three members appointed by our board of directors, each of whom must satisfy the membership requirements of independence and financial literacy. Currently, all of the audit committee members meet the New York Stock Exchange and Securities and Exchange Commission requirements of independence. We have determined that Mr. Chapman is our audit committee financial expert. Our audit committee charter is attached to this proxy statement as Appendix A.

     The purpose of our audit committee is to assist our board of directors in fulfilling its responsibilities to oversee our financial reporting process, including monitoring the integrity of our financial statements and the independence and performance of our internal and external auditors. Under its charter, the responsibilities of our audit committee include:

--	review and recommend to our board of directors annually the selection of the independent auditors;
--	review and discuss with management and the independent auditors the financial statements to be included in our annual report on Form 10-K for filing with the Securities and Exchange Commission;
--	review and approve all use of our independent auditors for non-audit services prior to any such engagement;
--

discuss with the independent auditors the conduct of the audit, the adequacy and effectiveness of our accounting and financial controls and the written disclosures required by Independence Standards Board Standard No. 1 regarding their independence;

--	meet separately with the independent auditors and with our internal auditors, as well as our management, to discuss the results of their examination;
--	review and discuss with management and the independent auditors our interim financial statements as included in our quarterly reports;
--	report to our board of directors its conclusions with respect to the matters that our audit committee has considered; and
--	review and reassess the adequacy of its charter annually and submit it to our board of directors for approval.

     Our audit committee has adopted a procedure to receive allegations on any fraudulent accounting issues through a toll-free telephone number and email as set out in our code of conduct and ethics.

Compensation Committee

     Our compensation committee currently consists of Jere A. Drummond and William J. Usery, Jr. Our compensation committee met three times during 2003. Our compensation committee is empowered to: (i) establish a compensation policy for executive officers, including setting base salaries and incentive compensation; (ii) review compensation practices and trends; (iii) make recommendations as to compensation levels for executive officers; (iv) approve employment contracts; (iii) administer our stock option and other incentive plans; and (v) undertake administration of other employee benefit plans.

Nominating and Corporate Governance Committee

     Our nominating and corporate governance committee currently consists of William J. Usery, Jr. and Don L. Chapman. Our nominating and corporate governance committee met four times during 2003. The responsibilities of our nominating and corporate governance committee are:

--	identifying qualified candidates to serve as director and recommending to our board of directors nominees for director;
--	leading our board of directors in its annual review of our board's performance;
--	recommending to our board of directors nominees for each committee of our board of directors;
--	overseeing the annual process of evaluation of the performance of our management; and
--	developing and recommending to our board of directors corporate governance guidelines.

Shareholder Nominations

     The Company's nominating and corporate governance committee will consider shareholder nominees for the board of directors, particularly those proposed by large, long term investors, under a procedure requiring a written submission, no later than January 1, 2005, of a nomination to the committee through the office of the Company's secretary. The written submission should include a detailed resume and evidence that the nominee satisfies the minimum criteria for selection identified below and in the committee's charter on the Company's web site, www.airtran.com. Candidates may be interviewed by the Chairman of the board of directors and one or more members of the committee. The committee will apply the same standards in considering director candidates recommended by the shareholders as it applies to other candidates.

     The Company's nominating and corporate governance committee will evaluate and consider desired board member skills and attributes identifying director candidates including applicable legal and regulatory definitions of independence, the criteria set forth in the Company's Corporate Governance Guidelines, including, but not limited to consideration of diversity, personal integrity and judgment, age, skills, and experience, prominence in their profession, concern for the interests of the stockholders, the number of other public companies for which the person serves as a director and the availability of the person's time and commitment to the Company, knowledge of a major geographical area served by the Company and the current state of the Company and the airline industry, all in the context of the needs of the board of directors at that point in time.

Meetings of our Board of Directors

     Our board of directors met eleven times during our 2003 fiscal year. Each incumbent director attended at least 75% of the total of all board and committee meetings he or she was entitled to attend during the 2003 year. All members of our board of directors attended the Company's 2003 annual meeting.

     Under our corporate governance guidelines, our non-management directors will meet quarterly outside of the presence of the management members of our board. The meeting of non-management board members will be chaired by one of the independent members of our board and the chairperson of those meetings will rotate among all independent members of our board based on seniority on our board. The chair of each of the next four scheduled meetings will be: May 2004 - Don L. Chapman; July 2004 - John F. Fiedler; October 2004 - William J. Usery; and January 2005 - J. Veronica Biggins.

     Independent members of our board may be contacted by letter directed to the named member in care of AirTran Airways, Inc., Office of the General Counsel and Corporate Secretary, 9955 AirTran Boulevard, Orlando, Florida 32827. The sealed envelope will be sent on to the addressee by our General Counsel's office.

Corporate Governance and Related Issues

     Our corporate governance guidelines, as in effect from time-to-time, may be found on our web site, www.airtran.com. The board intends to review its corporate governance principles, committee charters and other aspects of governance annually or more often if necessary to remain current in all aspects of corporate governance.

     Our board has adopted a policy to self-evaluate its performance and that of each of its committees on an annual basis.

     Our board annually evaluates each board member's independence status.

     Our code of conduct and ethics applicable to all employees as well as board members, as in effect from time to time, may be found on our web site, www.airtran.com. Members of our board are required to certify compliance with our code of conduct and ethics. Any amendment to or waiver of our code of conduct and ethics for any board member, the chief executive officer, the chief financial officer as well as any other officer and our comptroller and other accounting officer will be disclosed on our web site, www.airtran.com.

     Our code of conduct and ethics committee is presently chaired by J. Veronica Biggins, an independent board member who also serves on the audit committee.

     Our code of conduct and ethics provides a procedure by which employees and others may directly or anonymously, through a secure 800 phone number or by way of any email contact, inform members of our ethics committee of any alleged violation of our code of conduct and ethics, including any allegations of accounting fraud. Reporting employees are protected from retaliation and any other form of adverse action

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required by the Exchange Act to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of the copies of such forms received by us with respect to transactions during 2003, or written representations from certain reporting persons, we believe that all filing requirements applicable to our directors, executive officers and persons who own more than 10% of our equity securities have been complied with by such persons.

BOARD AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors (the "Audit Committee") is composed of independent directors as required by and in compliance with the listing standards of the New York Stock Exchange. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

     The Audit Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company's financial reporting process, principles and internal controls as well as preparation of its financial statements. The Company's independent auditors are responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States.

     The Audit Committee has reviewed and discussed the Company's audited financial statements as of and for the year ended December 31, 2003 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed under auditing standards generally accepted in the United States, including those matters set forth in Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. The independent auditors have provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and the Audit Committee has also considered whether the independent auditors' provision of information technology and other non-audit services to the Company is compatible with maintaining the auditors' independence. The Audit Committee has concluded that the independent auditors are independent from the Company and its management.

     Based on the reports and discussions described above, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Submitted by

AUDIT COMMITTEE

Don L. Chapman	J. Veronica Biggins	John F. Fiedler

     The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

     The following table shows, for the fiscal years ended December 31, 2001, December 31, 2002, and December 31, 2003, the cash compensation paid by us, as well as certain other compensation paid or accrued for such year, for our chief executive officer and the four most highly compensated other executive officers during 2003. Such table also indicates all capacities in which they served.

Summary Compensation Table
		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Options (#)	All other Compen- sation ($)

Joseph B. Leonard, Chairman of the Board and Chief Executive Officer (1)	2003	400,000	600,000	0	0	0
	2002	397,692	540,000	0	0	0
	2001	348,846	510,000	0	1,000,000	0

Robert L. Fornaro, President and Chief Operating Officer (2)	2003	361,058	350,000	1,294	150,000	0
	2002	327,115	285,000	810	150,000	0
	2001	278,173	270,000	1,050	150,000	0

Stephen J. Kolski, Senior Vice President (3)	2003	201,635	126,750	1,200	40,000	0
	2002	183,221	83,125	833	45,000	0
	2001	163,053	75,500	1,050	45,000	0

Stanley J. Gadek, Senior Vice President and Chief Financial Officer (4)	2003	191,635	92,500	0	45,000	0
	2002	175,942	80,750	0	45,000	0
	2001	158,240	0	0	35,000	0

Richard P. Magurno, Senior Vice President, General Counsel and Secretary	2003	189,356	91,250	0	45,000	0
	2002	174,789	80,750	0	45,000	0
	2001	156,702	40,000	0	35,000	0

(1) Mr. Leonard also served as our president until January 2001.
(2) Mr. Fornaro's "other annual compensation" consists of matching contributions made by us to Mr. Fornaro's 401(k) account.
(3) Mr. Kolski's "other annual compensation" consists of matching contributions made by us to Mr. Kolski's 401(k) account.
(4) In 2000, Mr. Gadek received an advance of $80,000 against his 2001 bonus entitlement and did not receive any other bonus for 2001.

None of the individuals listed above received perquisites or personal benefits during 2003 in excess of the lesser of $50,000 or 10% of his annual salary and bonus. The amount of such benefits to all executive officers as a group during 2003 was less than 10% of their aggregate annual salaries and bonuses.

Compensation Committee Interlocks and Insider Participation

     Our compensation committee consists of Jere A. Drummond and William J. Usery, Jr., neither of whom are officers or employees of our company.

Employment Agreements and Change of Control Arrangements

     Joseph B. Leonard. We entered into an amended employment agreement with Mr. Leonard on September 6, 2001, which provides for a three year term expiring on September 6, 2004, and severance pay of $500,000 in the event Mr. Leonard's employment is terminated by us without cause. Mr. Leonard's base salary under the amended employment agreement is $400,000 per year, subject to annual review by our board of directors, and he may earn a bonus of up to 150% of his base salary each year based on our profitability during the year. The amended employment agreement also provides that, upon a change of control, all of Mr. Leonard's stock options will become vested and Mr. Leonard will be entitled to a lump sum payment equal to the greater of his compensation for the previous twelve months or the average of his annual compensation for the previous three years. In connection with the execution of the employment agreement, Mr. Leonard was granted 1,000,000 options vesting 40% upon signing the agreement and 30% the first and second anniversaries of the agreement.

     Other Executive Officers. Upon a termination of employment of Messrs. Fornaro, Kolski, Gadek, Magurno or Smith after a change of control, the employee will be entitled to a continuance of his salary for a two-year period and all of his stock options will become vested.

     Robert L. Priddy. In connection with the retirement of Mr. Priddy as an executive officer of our Company in 1997, we entered into a consulting agreement with Mr. Priddy. Our consulting agreement with Mr. Priddy provides for payments of $100,000 per year through 2002 and $20,000 per year for 2003 and 2004 and for certain health and medical benefits.

     Lewis H. Jordan. In connection with the retirement of Mr. Jordan as an executive officer of our Company in 1997, we entered into a consulting agreement with Mr. Jordan. Our consulting agreement with Mr. Jordan provides for payments of $100,000 per year to Mr. Jordan and his affiliated company through 2002 and $20,000 per year for 2003 and 2004 and for certain health and medical benefits.

Option Grants in Last Fiscal Year

     The table below sets forth information regarding all stock options granted in the 2003 fiscal year under our stock option plans to our executive officers named in the Summary Compensation Table above.

	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration Date	Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation (1)
					5%	10%
Joseph B. Leonard	0	0%	N/A	N/A	N/A	N/A
Robert L. Fornaro	150,000	18.3%	$4.90	1/22/2013	$459,000	$1,171,500
Stephen J. Kolski	40,000	4.9%	$4.90	1/22/2013	$122,400	$312,400
Stanley J. Gadek	45,000	5.5%	$4.90	1/22/2013	$137,700	$351,450
Richard P. Magurno	45,000	5.5%	$4.90	1/22/2013	$137,700	$351,450

(1)  The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the price of our stock.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

     The following table shows aggregate exercises of options during 2003 and the values of options held as of December 31, 2003, by our executive officers named in the Compensation Table above.

Name	Shares Acquired on Exercise	Value Realized	Number of Unexercised Options December 31, 2003 Exercisable (E)/ Unexercisable (U)	Value of Unexercised In-The-Money Options December 31, 2003 (1) Exercisable (E)/ Unexercisable (U)
Joseph B. Leonard	--	--	2,500,000/0	$19,125,000/0
Robert L. Fornaro	40,000	$342,400	435,000/370,000	$2,618,200/2,560,900
Stephen J. Kolski	100,000	$903,000	120,000/85,000	$827,150/561,700
Stanley J. Gadek	--	--	178,334/86,666	$1,831,289/587,431
Richard P. Magurno	--	--	188,334/86,666	$1,916,189/587,431

(1) Amounts shown are based upon the closing sale price for our common stock on December 31, 2003, which was $11.90 per share.

Director Compensation

     Our outside directors (Ms. Biggins and Messrs. Chapman, Drummond, Jordan, Priddy, Fiedler and Usery) receive a retainer of $5,000 per quarter plus meeting fees of $1,000 per meeting of our board of directors or committee attended in person and $500 per meeting of our board of directors or committee attended by phone in addition to reimbursement of their expenses in attending meetings of our board of directors. The chairperson of each committee receives an additional $2,000 per year. In addition, each outside director is to receive options to purchase 5,000 shares of our common stock upon the date of our annual stockholders' meeting at the then current stock price, with vesting over three years of service on our board of directors for grants made prior to 2003 and immediate vesting for grants made during 2003 and thereafter. With the exception of the payments made to Messrs. Jordan and Priddy pursuant to their consulting agreements, the compensation discussed in this paragraph is the sole remuneration for our non-management board members.

BOARD COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

     The compensation of our executive officers is determined by the compensation committee of our board of directors on an annual basis. Our compensation committee considers all elements of compensation in making its determinations. With respect to those executive officers who do not serve on our board of directors, our compensation committee also considers the recommendations of our chairman of the board and chief executive officer. The principal elements of compensation for our executive officers are base salary, cash bonuses and stock incentives and stock options.

     Base Salary. The base salary of our chairman of the board and chief executive officer during 2003 (Joseph B. Leonard) was established at $400,000 per year under his amended employment agreement pursuant to negotiations between Mr. Leonard and the outside board members. The amended employment agreement was signed on September 6, 2001.

     Cash Bonuses. We adopted an executive incentive compensation plan for 2002 under which Mr. Leonard and other management employees became entitled to a bonus for 2002 based on our profitability (calculated based on a return on equity) in excess of a base rate equal to the treasury bill rate. Due to our operating profit during 2003, incentive bonuses of $87,500 - $600,000 were paid for the 2003 year to our executive officers who were employed during the entire year. These bonuses were calculated in accordance with the executive incentive compensation plan.

     Stock Options. We have previously relied heavily on stock options to provide incentive compensation to our executive officers and other key employees and to align their interests with those of our stockholders. In that regard, stock options were granted to all of our officers (other than the chief executive officer) during the year. All of these options are exercisable at fair market value. All of the options granted to our executive officers will vest over three years. The vesting schedule is designed to encourage employment with us throughout the vesting period. No options were granted to Mr. Leonard during the year as a result of the options granted to him in 2001 in connection with his execution of a new three-year employment contract. In the future, we intend to primarily rely on restricted stock grants to provide incentive compensation to our officers and key employees, without excluding the possibility of continuing to also grant stock options as a form of incentive compensation.

Submitted by

COMPENSATION COMMITTEE

William J. Usery, Jr. Jere A. Drummond

     The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

STOCK PRICE PERFORMANCE GRAPH

     The following stock price performance graph compares our performance to the New York Stock Exchange Composite Index and the Standard & Poors Airlines Index. The stock price performance graph assumes an investment of $100 in our stock and the two indexes, respectively, on December 31, 1998, and further assumes the reinvestment of all dividends. As of December 31, 2003, the Standard & Poors Airlines Index included AMR Corporation, Delta Air Lines and Southwest Airlines. Stock price performance, presented for the period from December 31, 1998 through December 31, 2003 is not necessarily indicative of future results.

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
AirTran Holdings, Inc.	$100.00	$172.62	$276.19	$251.43	$148.57	$453.33
NYSE Composite Index	$100.00	$109.50	$112.11	$102.12	$83.42	$108.07
Standard & Poors Airlines Index	$100.00	$99.17	$147.77	$99.56	$61.31	$65.83

     The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deem filed under such Acts.

RELATIONSHIP WITH INDEPENDENT AUDITORS

Our board of directors has selected Ernst & Young LLP as our independent auditors for the ensuing fiscal year. Ernst & Young LLP has served as our independent auditors since our inception. Representatives of Ernst & Young LLP are expected to be present at the annual meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

FEES PAID TO INDEPENDENT AUDITORS

     The following table shows the aggregate fees for professional services rendered to the Company by its independent auditors, Ernst & Young LLP, for the years ended December 31, 2003 and 2002, were as follows:

	2003	2002
Audit Fees (1)	$815,000(2)	$546,000
Audit-Related Fees	--	--
Tax Fees (3)	$185,000	$131,000
All Other Fees (4)	$3,500	$3,500
TOTAL	$1,003,500	$680,500

(1) Primarily includes fees related to audits of the financial statements of the Company and its subsidiaries; reviews of financial statements and disclosures in SEC filings; and comfort letters and consents.

(2) Includes approximately $213,000 in fees related to debt and equity offerings in 2003.

(3) Primarily includes tax compliance and tax planning fees.

(4) Fees for Ernst & Young LLP online subscription.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

The charter of the audit committee provides that the committee is responsible for the pre-approval of all auditing services and non-audit services to be performed for the Company by its independent auditors, except where such services are determined to be de minimus under the Exchange Act. Subject to the transition provisions of applicable law, the fees paid to the independent auditors that are shown in the chart above for 2003 were pre-approved by the audit committee. The audit committee may delegate to one or more designated members of the audit committee who are independent directors of the Board of Directors, the authority to grant such pre-approvals. The decisions of any member to whom such authority is delegated shall be presented to the full Audit Committee at each of its scheduled meetings.

OTHER MATTERS

Stockholders' Proposals for Annual Meeting to be held in 2005

     We plan to hold our 2005 annual meeting of stockholders during the month of May. Any proposal of a stockholder intended to be presented at the 2005 annual meeting of stockholders must be received by us for inclusion in the proxy statement and form of proxy for that meeting no later than December 17, 2004. If any proposal is submitted after that date, we are not required to include it in our proxy materials. Proposals should be submitted to the following address:

Corporate Secretary
AirTran Holdings, Inc.
9955 AirTran Boulevard
Orlando, Florida 32827

Action on Other Matters at the Annual Meeting

     At this time, we do not know of any other matters to be presented for action at the annual meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this proxy statement. If any other matter comes before the meeting, it is intended that the proxies will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

     STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR COOPERATION WILL BE APPRECIATED. YOUR PROXY WILL BE VOTED, WITH RESPECT TO THE MATTERS IDENTIFIED THEREON, IN ACCORDANCE WITH ANY SPECIFICATIONS ON THE PROXY.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Richard P. Magurno
Richard P. Magurno,
Secretary

APPENDIX A

AIRTRAN HOLDINGS INC.
AUDIT COMMITTEE CHARTER

I. PURPOSE

     The Audit Committee shall provide assistance to the Company's Board of Directors (the "Board") in fulfilling the Board's responsibility to its shareholders and the investment community relating to the Company's accounting, reporting practices, and the quality and integrity of the Company's financial reports. The Audit Committee's primary duties and responsibilities are to:

--	Oversee that management has maintained the reliability and integrity of the Company's accounting policies and financial reporting and disclosure practices;
--	Oversee that management has established and maintained processes to assure that an adequate system of internal audit control is functioning within the Company;
--	Oversee that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and corporate policy;
--

Assist the Board oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, and (iv) the performance of the Company's internal audit function and independent auditors;

--	Review the Company's policies and compliance procedures regarding ethics; and
--	Prepare a report of the Audit Committee for inclusion in the proxy statement for the Company's annual meeting of shareholders.

The Audit Committee intends to fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, in that each Audit Committee member may not, other than in his or her capacity as a director or member of any committee of the Board, (i) accept any consulting, advisory, or other compensatory fee from the Company; or (ii) be an affiliated person of the Company or any subsidiary thereof. In addition, each Audit Committee member shall meet the independence requirements of the New York Stock Exchange ("NYSE"); as such requirements may be changed from time to time, as set forth in the listing requirements of NYSE. A director who meets the definition of "independence" mandated for all Audit Committee members, but who also holds 20% or more of the Company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee.

     All members of the Audit Committee shall be familiar with basic finance and accounting practices, and shall have one member who is a Financial Expert, as defined by the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Chair of the Audit Committee shall have accounting or related financial management expertise. The Company shall disclose, in its periodic reports required under the Exchange Act, whether or not, and if not, the reasons therefore; the Audit Committee is comprised of at least one Financial Expert, as defined by the Exchange Act.

     If an Audit Committee member simultaneously serves on the audit committee of more than three public companies, the Board must determine that such simultaneous service would not impair such member's ability to serve effectively on the Company's Audit Committee and such determination must be disclosed in the Company's annual proxy statement.

     The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall hold office until their resignations or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III. MEETINGS

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of the internal auditing department and the independent auditors separately to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chair shall meet separately with the independent auditors, internal auditors or other personnel responsible for the internal audit function and management at least quarterly prior to the issuance of the quarterly financial statements.

IV. RESPONSIBILITIES AND DUTIES

     The Audit Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each registered public accounting firm shall report directly to the Audit Committee. To fulfill its responsibilities and duties, the Audit Committee shall:

Documents/Reports Review

1.	Review and reassess, at least annually, the adequacy of this Charter and make recommendations to the Board, as conditions dictate, to update this Charter.
2.

Review with management and the independent auditors the Company's annual financial statements and Form 10-K prior to the filing of the Form 10-K or prior to the release of earnings, including a discussion with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61") and including a discussion of the Company's disclosures in the Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") section.

3.

Review with management and the independent auditors the Form 10-Q prior to its filing or prior to the release of earnings, including a discussion with the independent auditors of the matters required to be discussed by SAS No. 61 and including a discussion of the Company's disclosures in the MD&A section. If the Audit Committee so delegates, the Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

4.

Review with management and the independent auditors the effect of regulatory and accounting initiatives that may affect the Company, as well as the effect of any off-balance sheet structures and transactions on the Company's financial statements.

5.

At the discretion of the Chair of the Audit Committee, prior to their issuance, review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

6.

Discuss the Company's policies with respect to risk assessment and risk management, and discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

Independent Auditors
7.

Review the performance of the independent auditors and appoint or terminate the independent auditors. The Audit Committee has the sole authority and responsibility to select, evaluate, and where appropriate, replace the outside auditors. In addition, the Audit Committee has the sole authority to approve all audit engagement fees and terms, as well as significant non-audit engagements with the independent auditors. The independent auditors are ultimately accountable to the Audit Committee and the entire Board for such auditors' review of the financial statements and controls of the Company. The Audit Committee shall determine the appropriate compensation of the independent auditors.

8.

Approve in advance all auditing services and non-audit services, except where such services are determined to be de minimus under the Exchange Act. The Audit Committee may delegate to one or more designated members of the Audit Committee who are independent directors of the Board of Directors, the authority to grant such pre-approvals. The decisions of any member to whom such authority is delegated shall be presented to the full Audit Committee at each of its scheduled meetings.

9.	Oversee independence of the auditors by:
--

receiving from, and reviewing and discussing with, the auditors, at least annually, a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard 1 ("ISB No. 1");

--

reviewing, and actively discussing with the Board, if necessary, and the auditors, on a periodic basis, any disclosed relationships or services between the auditors and the Company or any other disclosed relationships or services that may impact the objectivity and independence of the auditors;

	--	recommending, if necessary, that the Board take appropriate action to satisfy itself of the auditors' independence; and
--

ensuring that the lead or coordinating audit partner having primary responsibility for the audit, or the audit partner responsible for reviewing the audit does not perform audit services for the Company for five (5) or more consecutive fiscal years.

10.

At least annually, obtain and review a report from the independent auditors describing the audit firm's internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Company. The Audit Committee shall use such report to evaluate the independent auditor's qualifications, performance and independence, including a review and evaluation of the lead partner of the independent auditor, and taking into account the opinions of management and the Company's internal auditors. In addition to the currently required five-year rotation of the lead audit partner, the Audit Committee shall consider whether, in order to assure continuing auditor independence, there should be additional rotations of the lead audit partner, or of the audit firm itself. The Audit Committee shall present its conclusions with respect to the independent auditor to the Company's full Board.

11.	Set clear hiring policies for employees or former employees of the Company's independent auditors.

Financial Reporting Process

12.

In consultation with the independent auditors and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external. The Audit Committee shall report regularly to and review with the full Board any issues that arise with respect to the quality or integrity of the Company's financial statements, compliance with legal or regulatory requirements, the performance and independence of the independent auditors, or the performance of the internal audit function.

13.

Consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal auditing department.

14.

Establish regular systems of reporting to the Audit Committee by each of management, the independent auditors and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of work or access to required information.

15.

Regularly review with the independent auditors any audit problems or difficulties among management and the independent auditors or the internal auditing department in connection with the preparation of the financial statements and management's response thereto.

16.

Ensure and oversee timely reports from the independent auditors to the Audit Committee of (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (iii) other material written communications between the independent auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.

17.	The Audit Committee shall meet separately, at least quarterly, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors.

Legal Compliance/General
18.	Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.
19.	Report through its Chair to the Board regularly.
20.	Maintain minutes or other records of meetings and activities of the Audit Committee.
21.

Review and approve, prior to the Company's entry into any such transactions, all transactions between the Company and its executive officers, members of its Board, beneficial holders of more than 5% of the Company's securities, immediate family members of any of the foregoing persons, and any other parties whom the Board determines may be considered to be related parties.

22.

When deemed necessary by the members of the Audit Committee, retain independent outside legal, accounting or other advisors or consultants to advise and assist the Audit Committee in carrying out its duties, without needing to seek approval for the retention of such advisors or consultants from the Board. The Audit Committee shall determine the appropriate compensation for any advisers retained by the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

23.	The Audit Committee directly and/or through the Ethics Committee also shall oversee compliance with the Company's policies and Code of Conduct and Ethics and shall:
--

Confirm that the Company's policies and Code of conduct and Ethics are formalized in writing and that procedures are in place to communicate such policies and codes to appropriate management, supervisory and other key employees.

--

Periodically review the Company's policies and Code of Conduct and Ethics, with particular focus on related party transactions and conflicts of interest involving, directly or indirectly, any director or executive officer, and consider whether any changes are needed.

	--	Review the program for monitoring compliance with the Company's policies Code of Conduct and Ethics and periodically obtain updates from management regarding compliance.
--

Be responsible for evaluating, making decisions whether to approve, and monitoring on an ongoing basis any related party transactions covered by the Company's policies and Code of Conduct and Ethics and for making decisions whether to grant any waivers of or approve any other deviations from the Company's policies and Code of Conduct and Ethics governing related party transactions and conflicts of interest, in each case if any director, executive officer or any entity for or in which any such person serves as a director or executive officer or has any other significant interest is involved, and also for documenting and monitoring any such approval or waiver.

24.

The Audit Committee shall establish procedures, as set forth in the attachment hereto, for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

25.	Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.
26.	The Audit Committee shall be subject to an annual performance evaluation to determine its compliance with this Charter, its performance hereunder and the carrying out of its duties.

V. COMPENSATION AND SECURITY OWNERSHIP
27.

Audit Committee members shall be compensated by the Company solely in the form of directors' fees which may include the grant of stock options. Audit Committee members may, however, receive greater fees than those received for Board service by other Board members, in light of their heightened responsibilities to the Company.

The Audit Committee's responsibility is oversight. Management of the Company has the responsibility for the Company's financial statements as well as the Company's financial reporting process, principles, and internal controls. The independent auditors are responsible for performing an audit of the Company's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Company's quarterly financial statements and other procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within the Company and of the professionals and experts (such as the independent auditors) from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations made by management of the independent auditors as to any information technology services of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X and other non-audit services provided by the independent auditors to the Committee.

VI. DISCLOSURE OF CHARTER

     This Charter will be made available on the Company's website at www.airtran.com.

Exhibit to Audit Committee Charter
Complaints Regarding Accounting and Auditing Matters.

     The Committee has established a system for receiving complaints about financial matters, including: the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The system is independent of Company information reporting systems.

     Following is the information on submitting complaints directly to the Committee:

     Any employee or third party may contact the Committee on an anonymous basis through the Company's toll free secure telephone number, or through a secure internet site at the email address set forth in the Company's Corporate Code of Conduct and Ethics (which is posted on the Company's website) or by mailing a memo to the Chair of the Company's Ethics Committee who is also a member of the Audit Committee.

     Each complaint will be reviewed with the Committee.. If necessary, the Committee will convene a special meeting to address complaints deemed to be urgent. In general, serious allegations relating to one of the Company's executive officers will be addressed by the Committee immediately. The Committee Chair will review the status of all complaints at least quarterly.

     Topics that may be submitted through the Committee's complaint systems include, but are not limited to:

--	Allegations of fraud or deliberate error in the preparation of the Company's financial statements;
--	Allegations of fraud or deliberate error in maintaining the Company's financial records;
--	Deficiencies in internal control, or violations of internal control policies;
--	False statements by a senior officer or accountant regarding matters included in financial reports or records;
--	False statements made to independent auditors; and
--	Other information that can have a material impact on the fairness of the Company's financial statements.

     With regard to complaints received from employees, it's against the law for the Company to penalize the employee in any way based upon lawful actions of the employee with respect to good faith reporting of a complaint. The Committee will take steps to ensure that the employee rights in this regard are respected.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 20, 2004
AIRTRAN HOLDINGS, INC.

The undersigned hereby appoints Joseph B. Leonard and Richard P. Magurno, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock held of record on March 31, 2004, at the Annual Meeting of the Stockholders to be held on May 20, 2004, at 11:00 A.M. at the Marriott Marquis Hotel, 265 Peachtree Center Avenue, NE, Atlanta, Georgia 30303, or any adjournment thereof.

1.	Proposal 1: Election of Directors
	[ ]	Vote for all nominees listed at right (except as marked to the contrary at right)	J. Veronica Biggins (Class III) Robert L. Fornaro (Class III) Robert L. Priddy (Class III)
	[ ]	Withhold authority to vote for all nominees listed at right

(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list at right).

2.	In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or adjournment thereof.

THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

AIRTRAN HOLDINGS, INC.

PROXY

     The undersigned hereby acknowledges receipt of the Proxy Statement and Notice of Annual Meeting to be held May 20, 2004.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

I PLAN TO ATTEND __________

_______________________________(SEAL)

Signature

_______________________________(SEAL)	Dated: ___________________, 2004

Signature

(Please sign exactly as your name appears hereon. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer).